UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 20, 2021 (May 19, 2021)

 SIRIUSPOINT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submissions of Matters to a Vote of Security Holders
SiriusPoint Ltd. (the "Company") held its Annual General Meeting of Shareholders on May 19, 2021, (the "Annual Meeting").

Set forth below is a brief description of each matter voted upon at the Annual Meeting and the results of voting on each such matter. The proposals are described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 19, 2021 (the "Proxy Statement").

(1)    The Company's shareholders elected three Class II directors to serve until the annual general meeting of shareholders to be held in 2024, or until his office shall otherwise be vacated pursuant to the Company's Bye-laws. There was no solicitation in opposition of the nominees listed in the Proxy Statement and the nominees were elected.

Director Name	For	Withheld	Broker Non-Votes
Mehdi A. Mahmud (Class II)	95,941,934	1,352,972	7,075,692
Mark A. Parkin (Class II)	93,405,716	3,889,190	7,075,692
Joshua L. Targoff (Class II)	94,121,939	3,172,967	7,075,692

(2)    The shareholders approved, by a non-binding advisory vote, the compensation paid to the Company's named executive officers as set forth below.

For	Against	Abstain	Broker Non-Votes
91,653,249	4,844,360	797,297	7,075,692

(3)    The shareholders voted, by a non-binding advisory vote, for every one year on the frequency of future "Say on Pay" proposals on executive compensation as set forth below.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
90,281,088	88,165	5,651,482	1,274,171	7,075,692

(4)    The Company's shareholders approved the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company's independent auditor to serve until the annual general meeting to be held in 2022, and the authorization of the Company's Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

For	Against	Abstain	Broker Non-Votes
103,999,010	130,231	241,357	—

In light of the voting results with respect to proposal 3, the Company’s Board of Directors has determined that the Company will hold future advisory votes of shareholders to approve the compensation of the Company’s named executive officers every year until the next advisory vote of shareholders on the frequency of shareholder votes on executive compensation, or until the Company’s Board of Directors otherwise determines a different frequency for such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUSPOINT LTD.

Date: May 19, 2021	/s/ Rachael Dugan
	Name:	Rachael Dugan
	Title:	General Counsel